EMPLOYMENT AGREEMENT
                              --------------------


This Employment Agreement ("Agreement") is made and entered into as of this date by and between DONOBi, Inc., a Nevada corporation ("Corporation"), and William
                                                                         -------
M.  Wright,  III  ("Executive").
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WHEREAS,  the  Corporation  and  the  Executive  desire  that  the  term of this
Agreement  begin  on  January  1,  2005  ("Effective  Date");  and
                      -----------------

WHEREAS, the Corporation desires to employ the Executive as its President and Chief Executive Officer and Executive is willing to accept such employment by the Corporation, on the terms and subject to the conditions set forth in this Agreement.

NOW  THEREFORE,  IT  IS  AGREED  AS  FOLLOWS:

SECTION  1.     DUTIES.  During the term of this Agreement, the Executive agrees
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to  be  employed  by  and  to  serve  the Corporation as its President and Chief
Executive Officer, and the Corporation agrees to employ and retain the Executive in such capacities. In such capacity, the Executive shall render such managerial, administrative and other services as are customarily associated with or incident to such position and shall perform such other duties and responsibilities for the Corporation as the Corporation may reasonably require, consistent with such position. The Executive shall devote a substantial portion of his business time, energy and skill to the affairs of the Corporation, as the Executive shall report to the Corporation's Board of Directors.

The Corporation shall not appoint any individual to whom the Executive shall report, or who shall have the right to supervise the Executive, provided, however, that the Corporation's board of directors may appoint one or more members of the board of directors to coordinate the reporting from the Executive to the board of directors. In the event that the Corporation changes the Executive's title, working conditions or specifies duties so that the Executive's powers and duties are diminished or reduced, or include powers, duties or working conditions which are not generally consistent with the title of Chief Executive Officer, or if the Corporation changes the reporting relationship so that the Executive reports to another officer or employee, other than the Corporation's Board of Directors as a whole, then at any time thereafter, at the Executive's option and upon thirty days notice, and provided that such changes shall not have been rescinded or corrected to the reasonable satisfaction of the Executive within said thirty day period, the Executive shall have the right to terminate the employment relationship, and in such event, the employment shall be deemed to have been terminated by the Corporation without cause.


SECTION  2.     TERM  OF  EMPLOYMENT.
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2.1     Definitions.  For  the  purposes  of  this Agreement the following terms
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shall  have  the  following  meanings:

     2.1.1 "Termination For Cause" shall mean termination by the Corporation of the Executive's employment by the Corporation by reason of the Executive's willful dishonesty towards, fraud upon, or deliberate injury or attempted injury to the Corporation, or by reason of the Executive's willful material breach of this Agreement which has resulted in material injury to the Corporation.

     2.1.2 "Termination Other Than For Cause" shall mean Corporation's termination of the Executive's employment (other than in a Termination for Cause) and shall include constructive termination of the Executive's employment by reason of the Corporation's material breach of this Agreement, such constructive termination to be effective upon notice from the Executive to the Corporation of such constructive termination.

     2.1.3 "Voluntary Termination" shall mean the Executive's termination of his employment from the Corporation by the Executive other than (i) constructive termination as described herein, (ii) "Termination Upon a Change in Control," and (iii) termination by reason of the Executive's death or disability as described herein.

     2.1.4 "Termination Upon a Change in Control" shall mean the Executive's termination of his/her employment with the Corporation within 120 days following a "Change in Control."

     2.1.5 "Change in Control" shall mean (i) the time that the Corporation first determines that any person and all other persons who constitute a group (within the meaning of 13(d)(3) of the Securities Exchange Act of 1934 ("Exchange Act")) have acquired direct or indirect beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of twenty percent (20%) or more of the Corporation's outstanding securities, unless a majority of the "Continuing Directors" approves the acquisition not later than ten (10) business days after the Corporation makes that determination, or (ii) the first day on which a majority of the members of the Corporation's board of directors are not "Continuing Directors."

     2.1.6 "Continuing Directors" shall mean, as of any date of determination, any member of the Corporation's board of directors who (i) was a member of that board of directors on February 16, 2004, (ii) has been a member of that board of
                      -----------------
directors for the two years immediately preceding such date of determination, or
(iii) was nominated for election or elected to the Corporation's board of directors with the affirmative vote of the greater of (x) a majority of the Continuing Directors who were members of the Corporation's board of directors at the time of such nomination or election or (y) at least 2 Continuing Directors.
                                                         -


2.2     Initial  Term.  The  term  of  employment  of  the  Executive  by  the
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Corporation shall be for a period of two (2) years beginning with Effective Date
        --                           -------------
("Initial Term"), unless terminated earlier pursuant to this Agreement. At any time prior to the expiration of the Initial Term, the Corporation and the Executive may by mutual written agreement extend the Executive's employment under the terms of this Agreement for such additional periods as they may agree.

2.3     Termination  For  Cause.  Termination  For  Cause may be effected by the
        -----------------------
Corporation at any time during the term of this Agreement and shall be effected by written notification to the Executive. Upon Termination For Cause, the Executive shall promptly be paid all accrued salary, bonus compensation to the extent earned, vested deferred compensation (other than pension pay or profit sharing plan benefits which will be paid in accordance with the applicable plan), any benefits under any plans of the Corporation in which the Executive is a participant to the full extent of the Executive's rights under such plans, accrued vacation pay and any appropriate business expenses incurred by the Executive in connection with his duties hereunder, all to the date of termination, but the Executive shall not be paid any other compensation or reimbursement of any kind, including without limitation, Severance Compensation.

2.4     Termination Other Than For Cause.  Notwithstanding anything else in this
        --------------------------------
Agreement, the Corporation may effect a Termination Other Than For Cause at any time upon giving written notice to the Executive of such termination. Upon any Termination Other Than For Cause, the Executive shall promptly be paid all accrued salary, bonus compensation to the extent earned, vested deferred compensation (other than pension plan or profit sharing plan benefits which will be paid in accordance with the applicable plan), any benefits under any plans of the Corporation in which the Executive is a participant to the full extent of the Executive's rights under such plans (including accelerated vesting, if any, of awards granted to the Executive under the Corporation's stock option plan), accrued vacation pay and any appropriate business expenses incurred by the Executive in connection with his duties hereunder, all to the date of termination, and all Severance Compensation provided, but no other compensation or reimbursement of any kind.

2.5     Termination  by  Reason  of  Disability.  If,  during  the  term of this
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Agreement,  the Executive, in the reasonable judgment of the Corporation's board of directors, has failed to perform his duties under this Agreement on account of illness or physical or mental incapacity, and such illness or incapacity continues  for  a  period  of  more  than  three  (3)  consecutive  months,  the
                                           ----------
Corporation shall have the right to terminate the Executive's employment hereunder by written notification to the Executive and payment to the Executive of all accrued salary, bonus compensation to the extent earned, vested deferred compensation (other than pension plan or profit sharing plan benefits which will be paid in accordance with the applicable plan), any benefits under any plans of the Corporation in which the Executive is a participant to the full extent of the Executive's rights under such plans, accrued vacation pay and any appropriate business expenses incurred by the Executive in connection with his duties hereunder, all to the date of termination, with the exception of medical and dental benefits which shall continue through the expiration of this Agreement, but the Executive shall not be paid any other compensation or reimbursement of any kind, including without limitation, Severance Compensation.

2.6     Death.  In  the  event  of the Executive's death during the term of this
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Agreement,  the  Executive's employment shall be deemed to have terminated as of the last day of the month during which his death occurs and the Corporation shall promptly pay to his estate or such beneficiaries as the Executive may from time to time designate all accrued salary, bonus compensation to the extent earned, vested deferred compensation (other than pension plan or profit sharing plan benefits which will be paid in accordance with the applicable plan), any benefits under any plans of the Corporation in which the Executive is a participant to the full extent of the Executive's rights under such plans, accrued vacation pay and any appropriate business expenses incurred by the Executive in connection with his duties hereunder, all to the date of termination, but the Executive's estate shall not be paid any other compensation or reimbursement of any kind, including without limitation, Severance Compensation.

2.7     Voluntary  Termination.  In  the  event  of a Voluntary Termination, the
        ----------------------
Corporation shall promptly pay all accrued salary, bonus compensation to the extent earned, vested deferred compensation (other than pension plan or profit sharing plan benefits which will be paid in accordance with the applicable plan), any benefits under any plans of the Corporation in which the Executive is a participant to the full extent of the Executive's rights under such plans, accrued vacation pay and any appropriate business expenses incurred by the Executive in connection with his duties hereunder, all to the date of termination, but no other compensation or reimbursement of any kind, including without limitation, Severance Compensation.

2.8     Termination  Upon  a  Change  in Control.  In the event of a Termination
        ----------------------------------------
Upon a Change in Control, the Executive shall immediately be paid all accrued salary, bonus compensation to the extent earned, vested deferred compensation (other than pension plan or profit sharing plan benefits which will be paid in accordance with the applicable plan), any benefits under any plans of the Corporation in which the Executive is a participant to the full extent of the Executive's rights under such plans (including accelerated vesting, if any, of any awards granted to the Executive under the Corporation's Stock Option Plan), accrued vacation pay and any appropriate business expenses incurred by the Executive in connection with his duties hereunder, all to the date of termination, and all Severance Compensation, but no other compensation or reimbursement of any kind.

2.9     Notice of Termination.  The Corporation may effect a termination of this
        ---------------------
Agreement pursuant to the provisions of this Section upon giving thirty (30) days' written notice to the Executive of such termination. The Executive may effect a termination of this Agreement pursuant to the provisions of this Section upon giving thirty (30) days' written notice to the Corporation of such termination.

SECTION  3.     SALARY,  BENEFITS  AND  BONUS  COMPENSATION.
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3.1     Base  Salary.  As  payment  for  the  services  to  be  rendered  by the
        ------------
Executive  as  provided  in Section 1 and subject to the terms and conditions of
Section 2, the Corporation agrees to pay to the Executive a "Base Salary" for the twelve (12) calendar months beginning the Effective Date at the rate of $120,000 per annum payable in 24 equal bi-monthly installments of $5,000.00.
--------                                                              ---------
The Executive's Base Salary shall be reviewed annually by the Compensation Committee of the Corporation's board of directors ("Compensation Committee"), and the Base Salary for each year (or portion thereof) beginning January 1, 2006
                                                                 ---------------
shall be determined by the Compensation Committee which shall authorize an increase in the Executive's Base Salary for such year in an amount which, at a minimum, shall be equal to the cumulative cost-of-living increment on the Base Salary as report in the "Consumer Price Index, Bremerton, Washington, All Items," published by the U.S. Department of Labor (using January 1, 2005 as the base date for computation).

3.2     Bonuses.  The Executive shall be eligible to receive a non-discretionary
        -------
bonus (Addendum A) for each year (or portion thereof) during the term of this Agreement and any extensions thereof, and a discretionary bonus with the actual amount of any such bonus to be determined by the Corporation's Board of Directors based upon its evaluation of the Executive's performance during such year. All such bonuses shall be reviewed annually by the Compensation Committee.

3.3     Additional  Benefits.  During  the term of this Agreement, the Executive
        --------------------
shall  be  entitled  to  the  following  fringe  benefits:

     3.3.1  Executive  Benefits.  The Executive shall be eligible to participate
            -------------------
in such of the Corporation's benefits and deferred compensation plans as are now generally available or later made generally available to the Corporation's executive officers, including, without limitation, the Corporation's Stock Option Plan, profit sharing plans, dental and medical plans, personal catastrophe and disability insurance, financial planning, retirement plans and supplementary executive retirement plans, if any. For purposes of establishing the length of service under any benefit plans or programs of the Corporation, the Executive's employment with the Corporation will be deemed to have commenced on the original date of hire.

     3.3.2  Vacation.  The  Executive  shall  be  entitled  to four (4) weeks of
            --------
vacation during each year during the term of this Agreement and any extensions thereof, prorated for partial years.

     3.3.3  Life  Insurance.  For  the term of this Agreement and any extensions
            ---------------
thereof, the Corporation shall at its expense procure and keep in effect term life insurance on the life of the Executive payable as directed by the Executive in the aggregate amount of $1,000,000.
                                ----------

     3.3.4  Automobile  Allowance.  For  the  term  of  this  Agreement  and any
            ---------------------
extensions thereof the Corporation shall provide the Executive with an automobile allowance of $400.00 per month.
                           -------

     3.3.5  Physical  Examination.  The  Executive certifies that he can perform
            ---------------------
his duties as described here with this document. Not more than once every two years, the Executive shall be entitled to receive a physical examination at the Corporation's expense; and at the Corporation's request, will take a physical examination annually and provide the results to the an Insurance Company.


     3.3.6  Reimbursement  for Expenses.  During the term of this Agreement, the
            ---------------------------
Corporation shall reimburse the Executive for reasonable and properly documented out-of-pocket business and/or entertainment expenses incurred by the Executive in connection with his duties under this Agreement, including, but not limited to, service and social club dues.

SECTION  4.     SEVERANCE  COMPENSATION.
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4.1     Severance  Compensation  in  the Event of a Termination Upon a Change in
        ------------------------------------------------------------------------
Control.  In the event the Executive's employment is terminated in a Termination
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Upon  a Change in Control, the Executive shall be paid as severance compensation
("Severance Compensation") his Base Salary (at the rate payable at the time of such termination), for a period of the lesser of the remaining portion of the Initial Term or twelve (12) months from the date of such termination provided. Notwithstanding anything in this Section to the contrary, the Executive may in the Executive's sole discretion, by delivery of a notice to the Corporation within thirty (30) days following a Termination Upon a Change in Control, elect to receive from Compensation a lump sum Severance Compensation payment by bank cashier's check equal to the present value of the flow of cash payments that would otherwise be paid to the Executive pursuant to this Section. The Executive shall also be entitled to an accelerated vesting of any awards granted to the Executive under the Corporation's Stock Option Plan to the extent provided in the stock option agreement entered into at the time of grant. The Executive shall continue to accrue retirement benefits and shall continue to enjoy any benefits under any plans of the Corporation in which the Executive is a participant to the full extent of the Executive's rights under such plans, including any prerequisites provided under this Agreement, though the remaining term of this Agreement; provided, however, that the benefits under any such plans of the Corporation in which the Executive is a participant, including any such prerequisites, shall cease upon re-employment by a new employer.

4.2     Severance  Compensation  in  the  Event  of a Termination Other Than for
        ------------------------------------------------------------------------
Cause.  In  the  event the Executive's employment is terminated in a Termination
-----
Other Than for Cause, the Executive shall be paid as Severance Compensation his Base Salary (at the rate payable at the time of such termination), for a period of the lesser of the remaining portion of the Initial Term or twelve (12) months from the date of such termination, on the dates specified in Section 3.1;
provided, however, that if the Executive is employed by a new employer during such period, the Severance Compensation payable to the Executive during such period will be reduced by the amount of compensation that the Executive is receiving from the new employer. Executive is under no obligation to mitigate the amount owed by the Corporation to the Executive pursuant to this Section by seeking other employment. The Executive shall be entitled to an accelerated vesting of any awards granted to the Executive under the Corporation's Stock Option Plan to the extent provided in the stock option agreement entered into at the time of grant.


4.3     No  Severance  Compensation  Upon  Other Termination.  In the event of a
        ----------------------------------------------------
Voluntary Termination, Termination For Cause, termination by reason of the Executive's death or disability as described herein, the Executive or his estate shall not be paid any Severance Compensation.

4.4     Limit  on  Aggregate  Compensation  Upon  a  Change  in  Control.
        ----------------------------------------------------------------
Notwithstanding anything else in this Agreement, solely in the event of a Termination Upon a Change in Control, the amount of Severance Compensation paid to the Executive, but exclusive of any payments to the Executive in respect of any stock options then held by the Executive (or any compensation deemed to be received by the Executive in connection with the exercise of any stock options at any time) or by virtue of the Executive's exercise of a Limited Right under the Option Plan upon a Change in Control, shall not include any amount that the Corporation is prohibited from deducting for federal income tax purposes by virtue of 280G of the Internal Revenue Code or any successor provision.

SECTION  5.     OUTSIDE  ACTIVITIES  OF EXECUTIVE.  The Corporation acknowledges
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that  the  Executive  has commitments and business activities not related to the
Corporation and that certain of these commitments and business affairs involve activities related to technology and technology companies, unrelated business opportunities, and personal investments, including, but not limited to real estate investment, mortgage banking, and auto warranty resale. There shall be no restriction on the Executive's ability to fulfill such commitments or engage in such business activities, provided that during the term of the Executive's employment under this Agreement or for a period of six months after the termination of such employment (other than a Termination Other Than For Cause or a Termination Upon Change in Control) the Executive shall not divert away from the Corporation, for officers personal benefit, or for the benefit of an organization in which officer has a material financial interest, any opportunity, arising during such period to effect the corporations core business unless the Corporation's board of directors have determined not to pursue such opportunity.

The Executive shall own all intellectual property rights and goodwill in and to all works of authorship, inventions, and know how (including, but not limited to, any text and software, documentation, design & algorithms) that the Executive creates develops and/or designs in the course of commitments or business activities not related to the Corporation, and the Corporation shall make no claim of ownership for said works.

Nothing in this Agreement shall preclude the Executive from devoting time during reasonable periods required for investing personal assets and/or those of family members in such form or manner that will not violate this Agreement and these activities will be permitted so long as they do not materially adversely affect the performance of the Executive's duties and obligations to the Corporation.

SECTION  6.     PAYMENT  OBLIGATIONS.  The  Corporation's  obligation to pay the
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Executive the compensation and to make the arrangements provided herein shall be unconditional, and the Executive shall have no obligation whatsoever to mitigate damages hereunder. If litigation after a Change in Control shall be brought to enforce or interpret any provision contained herein, the Corporation, to the extent permitted by applicable law and the Corporations' articles of incorporation and bylaws, hereby indemnifies the Executive for the Executive's reasonable attorneys' fees and disbursements incurred in such litigation.

SECTION  7.     CONFIDENTIALITY.  The Executive agrees that all confidential and
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proprietary information relating to the Corporation's business shall be kept and treated as confidential both during and after the term of this Agreement, except as may be permitted in writing by the Corporation's board of directors or as such information is within the public domain or comes within the public domain without any breach of this Agreement.

SECTION  8.     WITHHOLDINGS.  All  compensation  and  benefits to the Executive
----------      ------------
hereunder shall be reduced by all federal, state, local and other withholdings and similar taxes and payments required by applicable law.

SECTION  9.     INDEMNIFICATION. In addition to any rights to indemnification to
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which  the  Executive  is  entitled  to  under  the  Corporation's  articles  of incorporation and bylaws, the Corporation shall indemnify the Executive at all times during and after the term of this Agreement to the maximum extent permitted under Nevada Law or any successor provision thereof and any other applicable state law, and shall pay the Executive's expenses in defending any civil or criminal action, suit or proceeding in advance of the final disposition of such action, suit or proceeding, to the maximum extent permitted under such applicable state laws.

SECTION 10.     NOTICES. Any notice under this Agreement shall be in writing and
----------      -------
shall be effective when actually delivered in person or three days after being deposited in the United States mail, registered or certified, postage prepaid and addressed to the party at the address stated in this Agreement or such other address as either party may designate by written notice to the other.

SECTION 11.      WAIVER.  The  waiver  by  either  party  of  the  breach of any
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provision of this Agreement by the other party shall not operate or be construed as  a  waiver  of  any  subsequent  breach.

SECTION 12.     ASSIGNMENT.  Except as otherwise provided within this Agreement,
----------      ----------
neither party hereto may transfer or assign this Agreement without the prior written consent of the other party.

SECTION 13.     LAW  GOVERNING.  This  Agreement  shall  be  governed  by  and
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construed  in  accordance  with  the  laws  of  the  State  of  Nevada.

SECTION 14.     VENUE.  This parties to this  Agreement agree that any action on
----------      -----
this Agreement shall be brought in a court of competent jurisdiction located in Kitsap County, Washington.

SECTION 15.     ARBITRATION.  If at any time during the term of  this Agree-ment
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any  dispute,  difference  or disagreement shall arise upon or in respect of the
Agreement, and the meaning and construction hereof, every such dispute, difference and disagreement shall be referred to a single arbiter agreed upon by the parties, or if no single arbiter can be agreed upon, an arbiter or arbiters shall be selected in accordance with the rules of the American Arbitra-tion Association and such dispute, difference or disagreement shall be settled by arbitration in accordance with the then prevailing commercial rules of the American Arbitration Associa-tion, and judgment upon the award rendered by the arbiter may be entered in any court having jurisdiction thereof.

SECTION 16.     ATTORNEY  FEES.  In the event an arbitration,  suit or action is
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brought by any party under this Agreement to enforce any of its terms, or in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorneys' fees to be fixed by the arbitrator, trial court and/or appellate court.

SECTION 17.     ENTIRE  AGREEMENT.  This  Agreement  contains  the  entire
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understanding  between  and  among  the  parties  and  supersedes  any  prior understandings and agreements among them respecting the subject matter of this Agreement.

SECTION 18.     MODIFICATIONS  MUST  BE  IN WRITING.  This Agreement may not be
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changed orally.  All modifications of this Agreement must be in writing and must have  be  signed  by  each  party.

SECTION 19.     AGREEMENT  BINDING.  This  Agreement  shall be binding upon the
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heirs,  executors, administrators, successors and assigns of the parties hereto.

SECTION 20.     GOOD  FAITH, COOPERATION AND DUE DILIGENCE.  The  parties hereto
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covenant,  warrant and represent to each other good faith, complete cooperation, due diligence and honesty in fact in the performance of all obligations of the parties pursuant to this Agreement. All promises and covenants are mutual and dependent.

SECTION 21.     FACSIMILE  SIGNATURES.  Facsimile  transmission  of  any  signed
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original  document, and the retransmission of any signed facsimile transmission, shall be the same as delivery of the original signed document. At the request of any party, a party shall confirm documents with a facsimile transmitted signature by signing an original document.

SECTION 22.     PARTIES IN INTEREST.  Nothing herein shall be construed to be to
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the  benefit  of any third party, nor is it intended that any provision shall be for  the  benefit  of  any  third  party.

SECTION 23.     SAVINGS  CLAUSE.  If  any  provision  of this Agreement,  or the
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application  of  such  provision  to  any  person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circum-stances other than those as to which it is held invalid, shall not be affected thereby.

SECTION 24.     SEPARATE COUNSEL.  Executive hereby  expressly  acknowledge that
----------      ----------------
he has been advised that he has not been represented by the Corporation's attorney in this matter and has been advised and urged to seek separate legal counsel for advice in this matter.


Dated:  _______________________          Dated:  ________________________

DONOBi,  Inc                             Executive


_______________________________          ________________________________
Print  Name:  _________________          William  M.  Wright,  III


BONUS  SCHEDULE


                          ADDENDUM A - BONUS SCHEDULE
                          ---------------------------



This Bonus Schedule ("Schedule") is made and entered into as of this date by and between DONOBi, Inc., a Nevada corporation ("Corporation"), and William M.
                                                                      ----------
Wright,  III  ("Executive").
------------

WHEREAS, the Corporation and the Executive desire that the term of this Agreement begin on January 1, 2005 ("Effective Date"); and
                      -----------------

WHEREAS, the Corporation has employed the Executive as its President and Chief Executive Officer and Executive is willing to accept such employment by the Corporation, on the terms and subject to the conditions set forth in the Employment Agreement and this Schedule.

NOW  THEREFORE,  IT  IS  AGREED  AS  FOLLOWS:

The Executive shall earn bonuses and escalations in base pay upon the following changes in Gross Revenue calculated quarterly:

1. Executive shall receive a cash bonus, calculated and paid quarterly, for increases in Gross Revenue equal to 1% of the increase exceeding a 20% annualized increase in Gross Revenue.
2. Executive's base pay shall increase to $175,000 annually at the time that monthly Gross Revenues exceed $416,700 (the equivalent of $5MM annual).
3. Executive's base pay shall increase to $250,000 at the time that monthly Gross Revenues exceed $833,000 (the equivalent of $10MM annual).

The Executive shall additionally be entitled to normal and customary bonuses and benefits bestowed upon the corporation and its employees and any other forms or amounts as the Board of Directors sees fit from time to time.



Dated:  _______________________          Dated:  ________________________

DONOBi,  Inc                             Executive


_______________________________          ________________________________
Print  Name:  _________________          William  M.  Wright,  III